Prospectus supplement dated June 6, 2017
to the following prospectus(es):
Newport PCVUL dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract. Effective on or about June 12, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
BlackRock Variable Series Funds, Inc. – BlackRock Large Cap Core V.I. Fund: Class II	BlackRock Variable Series Funds, Inc. – BlackRock Advantage Large Cap Core V.I. Fund: Class II
BlackRock Variable Series Funds, Inc. – BlackRock Large Cap Value V.I. Fund: Class II	BlackRock Variable Series Funds, Inc. – BlackRock Advantage Large Cap Value V.I. Fund: Class II
BlackRock Variable Series Funds, Inc. – BlackRock Value Opportunities V.I. Fund: Class II	BlackRock Variable Series Funds, Inc. – BlackRock Advantage U.S. Total Market V.I. Fund: Class II